                                                                   EXHIBIT 10.10

                                DEMAND GRID NOTE

                                                             New York, New York
$24,000,000.00                                               Date: July 29,2004
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         ON DEMAND, the undersigned ("Maker") promises to pay to the order of
HSBC Bank USA ("Bank") at the branch office of Bank located at 452 Fifth Avenue,
New York, New York 10018 or at any of its other banking offices in New York as
Bank may designate by written notice to Maker, the principal sum of TWENTY-FOUR
MILLION DOLLARS, or so much thereof as shall be advanced by Bank to Maker, in
Bank's sole discretion, and not repaid, together with interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the date on which this Note is paid in full, at the rate set forth below.

         Interest on the unpaid principal of this Note will be due and payable when demand is made for payment of the principal of this Note and on the last day of each month.

         Prior to the date that demand is made for payment of the principal hereof, this Note shall bear interest at a rate (the "Contract Rate") equal to a fluctuating rate of 0.75% per annum below the Reference Rate (as defined below), such rate to change without notice from time to time with each change in the
Reference Rate.

After demand is made for payment of the principal of this Note, interest under this Note shall be payable on demand and shall accrue at a fluctuating rate per annum equal to 2% per annum above (i) if the Contract Rate is a fixed rate, the
Contract Rate, or (ii) if the Contract Rate is a fluctuating rate, the greater from time to time of (x) the Contract Rate in effect on the date that the principal became due and (y) the Contract Rate that would have been in effect from time to time if the principal had not become due. Interest shall be calculated on the basis of a 360-day year for actual days elapsed. In no event shall the interest rate applicable at any time to this Note exceed the maximum rate permitted by law. As used herein, "Reference Rate" means the rate established by Bank from time to time at its principal domestic office as its reference lending rate for domestic commercial loans. Bank may make loans to customers above, at or below the Reference Rate.

         This Note evidences loans made by Bank to Maker in Bank's sole discretion, from time to time. The unpaid principal balance of this Note at any time shall be the total amount advanced by Bank to Maker in Bank's sole discretion, less the total amount of principal payments made hereon by Maker.
The date and amount of each such loan and each payment on account of principal thereof may be endorsed by Bank on the grid attached to and made a part of this
Note, and when so endorsed shall represent evidence thereof binding upon Maker in the absence of manifest error. Any failure by Bank to so endorse shall in no way mitigate or discharge the obligation of Maker to repay any loans actually made. Maker may prepay this Note in whole at any time with all accrued interest to the date of prepayment. So long as Maker is not in default under this Note,
Maker may prepay this Note in part at any time with accrued interest to the date of prepayment on the principal amount prepaid.

         Requests for loans to Maker from Bank and directions as to the disposition of the proceeds thereof may be given orally (including by telephone)
or in writing to Bank by the officers of Maker or other persons authorized to borrow on Maker's behalf by borrowing resolutions of Maker's Board of Directors heretofore delivered to Bank, as such resolutions may be amended or superseded from time to time, provided that any such amending or superseding resolutions shall have been certified by the Secretary or an Assistant Secretary of Maker, and a copy thereof, so certified, shall have been delivered to an officer of Bank at its office for payment. Bank may conclusively rely on the authorities contained in said resolutions. Any such loan so made shall be conclusively presumed to have been made to or for the benefit of Maker and Maker shall be liable in respect thereof when made in accordance with any such request or direction, or when deposited to any account of Maker with Bank, even though persons other than those authorized to borrow on behalf of Maker may have authority to draw against such account. Bank may rely on any such request or direction which it believes to be genuine, and Bank shall be fully protected in so doing without any duty to make further inquiry as to such genuineness or in otherwise acting in good faith in the premises. By making a request for a loan,
Maker shall be deemed to be representing to Bank that all of the representations and warranties of Maker set forth in this Note are true and correct as of the date of such request as if made on and as of such date and shall also be deemed to be representing and warranting to Bank that on such date Maker is not in breach of any of its covenants to Bank set forth in this Note or in any other document or instruments of Maker to Bank and no event of default has occurred and is continuing with respect to any Obligations (as defined below).

         This Note shall be payable in lawful money of the United States of
America in immediately available funds. Except as otherwise provided herein with respect to prepayments, all payments on this Note shall be applied to the payment of accrued interest before being applied to the payment of principal.
Any payment which is required to be made on a day which is not a banking business day in the City of New York shall be payable on the next succeeding banking business day and such additional time shall be included in the computation of interest. In the event that any other Obligations are due at any time that Bank receives a payment from Maker on account of this Note or any such other Obligations, Bank may apply such payment to amounts due under this Note or any such other Obligations in such manner as Bank, in its discretion, elects, regardless of any instructions from Maker to the contrary.

         MAKER ACKNOWLEDGES THAT THIS NOTE IS AN OBLIGATION WHICH IS PAYABLE ON
DEMAND AND THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY IN ANY OTHER
INSTRUMENT, AGREEMENT OR OTHER DOCUMENT TO WHICH MAKER AND/OR BANK IS A PARTY,
THE ENUMERATION IN ANY SUCH DOCUMENT OF SPECIFIC EVENTS OF DEFAULT, CONDITIONS
AND/OR COVENANTS RELATING TO THE LOAN EVIDENCED BY THIS NOTE OR TO ANY OTHER
OBLIGATION, SHALL NOT BE CONSTRUED TO QUALIFY, DEFINE OR OTHERWISE LIMIT IN ANY
WAY BANK'S RIGHT, POWER OR ABILITY, AT ANY TIME, TO MAKE DEMAND FOR PAYMENT OF
THE PRINCIPAL OF AND INTEREST ON THIS NOTE, AND MAKER AGREES THAT THE OCCURRENCE
OF ANY EVENT OF DEFAULT OR BREACH OF ANY CONDITION OR COVENANT IN ANY SUCH
DOCUMENT IS NOT THE ONLY BASIS FOR DEMAND TO BE MADE ON THIS NOTE.

         To induce Bank, in its sole discretion, to make loans to Maker: (A)
Maker (if not a natural person) represents, warrants and covenants to Bank that
(i) Maker is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its formation, with full power and authority to make, deliver and perform this Note; (ii) the execution, delivery and performance by Maker of this Note have been duly authorized by all necessary corporate or other action and do not and will not violate or conflict with its charter or by-laws or other constituent documents; (iii) this Note has been fully executed by an authorized officer of Maker; and (B) Maker represents, warrants and covenants to Bank that (i) the execution, delivery, and performance by Maker of this Note does not and will not violate or conflict with any law, rule, regulation or order binding on Maker or any agreement or instrument to which Maker is a party or which may be binding on Maker; (ii) this Note constitutes a legal, valid, binding and enforceable obligation of Maker; (iii)
no authorization, consent, approval, license, exemption of or filing or registration with, any court or government or governmental agency is or will be necessary to the valid execution, delivery or performance by Maker of this Note;
(iv) the loans evidenced by this Note will be used solely for working capital purposes; (v) there are no pending or threatened actions, suits or proceedings against or affecting Maker by or before any court, commission, bureau or other governmental agency or instrumentality, which, individually or in the aggregate, if determined adversely to Maker, would have a material adverse effect on the business, properties, operations, or condition, financial or otherwise, of
Maker; and (vi) the most recent financial statements of Maker heretofore delivered to Bank are

complete and correct and since the date thereof there has not occurred any material adverse change in the financial condition or operations of Maker from that shown on said financial statements.

         Bank shall have a continuing lien and/or right of setoff on, and is hereby granted a security interest in, all deposits (general and special) and credits with Bank or any Bank Affiliate of any Maker and indorser, and may apply all or part of the same to any Obligations, at any time or times, without notice. Bank shall have a continuing lien on, and is hereby granted a security interest in, all property of every Maker and indorser and the proceeds thereof held or received by or for Bank or any Bank Affiliate for any purpose, whether or not for the express purpose of serving as collateral security for the
Obligations. As used in this Note, the term "Bank Affiliate" includes any individual, partnership or corporation acting as nominee or agent for Bank, and any corporation or bank which is directly or indirectly owned or controlled by, or under common control with, Bank. Any notice of disposition of property shall be deemed reasonable if mailed at least five days before such disposition to the last address of Maker or indorser on Bank's records. If the Obligations evidenced by this Note are secured by a security agreement and/or other security documents which Maker has separately delivered to Bank (whether or not such documents make specific reference to this Note), reference to such documents is made for a description of the collateral provided thereby and of the rights of
Maker and Bank therein. The rights and remedies of Bank provided hereunder are cumulative with the rights and remedies available to Bank under any other instruments or agreements or under applicable law. As used in this Note, the term "Obligations" means all amounts payable under this Note and any and all other indebtedness, obligations and liabilities of Maker to Bank, and all claims of Bank against Maker, now existing or hereafter arising, direct or indirect
(including participations or any interest of Bank in indebtedness of Maker to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

         In case any principal of or interest on this Note is not paid when due, each Maker and indorser shall be jointly and severally liable for all costs of enforcement and collection of this Note incurred by Bank or any other holder of this Note, including but not limited to reasonable attorneys' fees, disbursements and court costs. In addition, in the event of a default hereunder,
Maker shall pay all reasonable attorneys' fees and disbursements incurred by
Bank in obtaining advice as to its rights and remedies in connection with such default.

         Maker and each indorser hereby separately waive presentment, notice of dishonor, protest and notice of protest, and any or all other notices or demands
(other than demand for payment) in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note. The liability of any Maker or indorser hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including, but not limited to any extension of time, renewal, waiver or other modification. Any failure of the holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Bank or any holder may accept late payments, or partial payments, even though marked
"payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This
Note cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.

         Any notice from Bank to Maker or any indorser shall be deemed given when delivered to Maker or such indorser by hand or when deposited in the United
States mail and addressed to Maker or such indorser at the last address of Maker or such indorser appearing on Bank's records.

         This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed wholly within that state. If any provision of this Note is held to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect the validity of any other provision hereof.

         MAKER AND EACH INDORSER AGREE THAT ANY ACTION, DISPUTE, PROCEEDING,
CLAIM OR CONTROVERSY BETWEEN MAKER OR SUCH INDORSER AND BANK, WHETHER SOUNDING
IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT BANK'S
ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A
JUDICIAL PROCEEDING BY BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED
BY MAKER OR SUCH INDORSER AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR
RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY MAKER OR SUCH INDORSER, BE
RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH AND
SHALL, AT THE ELECTION OF BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN
CONNECTION WITH (1) THIS NOTE OR ANY RELATED AGREEMENTS OR INSTRUMENTS, (2) ALL
PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING MAKER OR SUCH INDORSER AND BANK,
(3) ANY TRANSACTION RELATED TO THIS NOTE AND ALL PAST, PRESENT AND FUTURE
TRANSACTIONS INVOLVING MAKER OR SUCH INDORSER AND BANK, AND (4) ANY ASPECT OF
THE PAST, PRESENT OR FUTURE RELATIONSHIP OF MAKER OR SUCH INDORSER AND BANK.
Bank may elect to require arbitration of any Dispute with Maker or any indorser without thereby being required to arbitrate all Disputes between Bank and Maker or such indorser. Any such Dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the
Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In
the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. In any arbitration proceeding subject to this paragraph, the arbitrator(s) shall be deemed specifically empowered to decide
(by documents only, or with a hearing, at the arbitrator(s) sole discretion)
pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator(s) shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the arbitrator(s) shall be selected in the manner provided in this paragraph. No provision of, nor the exercise of any rights under, this paragraph shall limit the right of Bank (1) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of the power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or as otherwise herein provided or pursuant to applicable law, (2) to exercise self-help remedies including but not limited to setoff and repossession, or (3)
to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of Bank, even if
Bank is the plaintiff, to submit the Dispute to arbitration if Bank would otherwise have such right. Whenever an arbitration is required under this paragraph, the arbitrator(s) shall be selected in accordance with the Commercial
Arbitration Rules of the AAA, except as otherwise herein provided. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks). The arbitrator(s) shall have the power to award recovery of all costs and fees
(including attorneys' fees, administrative fees, arbitrator(s) fees, and court costs) to the prevailing party. In the event of any Dispute governed by this paragraph, each of the parties shall, subject to the award of the arbitrator(s), pay an equal share of the arbitrator(s) fees.

         MAKER AND EACH INDORSER AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN
RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE
STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW
YORK AND ANY ARBITRATION PROCEEDING PURSUANT HERETO SHALL BE CONDUCTED IN NEW
YORK, NEW YORK. MAKER AND EACH INDORSER CONSENT TO AND SUBMIT TO THE EXERCISE OF
JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE
SUBJECT MATTER, WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND
CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO
MAKER OR SUCH INDORSER AT ITS ADDRESS SET FORTH BELOW OR TO ANY OTHER ADDRESS AS
MAY APPEAR IN BANK'S RECORDS AS THE ADDRESS OF MAKER OR SUCH INDORSER.

         IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS
NOTE, BANK, MAKER AND EACH INDORSER WAIVE TRIAL BY JURY, AND MAKER AND EACH
INDORSER ALSO WAIVE (I) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF
ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR
VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

         If this Note is executed by more than one person, then each such person shall be jointly and severally liable on this Note, and the term "Maker" shall mean each, any or all of such persons.

         Bank is authorized to fill in any blank spaces and to otherwise complete this Note and correct any patent errors herein.

                                          Movie Star, Inc.

                                          By: /s/ Thomas Rende
                                              ----------------
                                              Signature of Authorized Signatory

                                          Thomas Rende, CFO

                                          Print Name and Title

                                          1115 Broadway
                                          -------------
                                          New York, NY 10010
                                          ------------------
                                          Address for Notices

                                          The Maker signing above is a
                                          corporation organized under the laws
                                          of the State of New York.

                         LOANS AND PAYMENTS OF PRINCIPAL

                                         Unpaid         Amount of
              Loan       Amount of      Principal       Principal     Notation
  Date         No.         Loan           Paid           Balance       Made By
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